UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 12, 2008

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8  – OTHER EVENTS

ITEM 8.01          OTHER EVENTS

In a press release dated November 12, 2008, The Cheesecake Factory Incorporated announced that it will present at the Morgan Stanley Global Consumer & Retail Conference in New York City on November 19, 2008 at 9:45 a.m. Eastern Time.  David Overton, Chairman and CEO, and Matthew Clark, Vice President of Strategic Planning, will present on behalf of the Company.

The presentation will be webcast on the Company’s website at thecheesecakefactory.com and can be accessed by clicking on the “Investors” link from the home page and the webcast link at the top of the page.  An archive of the webcast will be available following the live presentation.

The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

In a press release dated November 17, 2008, The Cheesecake Factory Incorporated announced its extended charitable giving efforts.

The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1         Press release dated November 12, 2008 entitled, “The Cheesecake Factory to Present at the Morgan Stanley Global Consumer & Retail Conference”

99.2        Press release dated November 17, 2008 entitled, “‘Tis the Season for Sharing: The Cheesecake Factory Extends Longtime Charitable Efforts”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2008	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ CHERYL M. SLOMANN
Cheryl M. Slomann
Interim Chief Financial Officer and Vice President, Controller

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated November 12, 2008 entitled, “The Cheesecake Factory to Present at the Morgan Stanley Global Consumer & Retail Conference”

99.2

Press release dated November 17, 2008 entitled, “‘Tis the Season for Sharing: The Cheesecake Factory Extends Longtime Charitable Efforts”